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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

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                                      FORM 8-K

                                   CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported):  August 27, 1999

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                               TRICORD SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)


            Delaware                   0-21366                41-1590621
       (State of or other            (Commission          (I.R.S. Employer
 jurisdiction of incorporation)      File Number)        Identification No.)



         2905 Northwest Boulevard, Suite 20,
                 Plymouth, Minnesota                           55441
       (Address of principal executive offices)              (zip code)


        Registrant's telephone number, including area code:  (612) 557-9005


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ITEM 5.  OTHER EVENTS.

     On August 27, 1999, Tricord Systems, Inc. (the "Company") announced that it has sold its server hardware business to EFC Systems, Inc. of Nashville, Tennessee. Additional information is set forth in the press release included as an exhibit to this Report, the text of which is incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               Not applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not applicable.

          (c)  EXHIBITS.

               99.1 - Press Release dated August 27, 1999.


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TRICORD SYSTEMS, INC.


Dated:  September 23, 1999          By /s/ John J. Mitcham
                                       -----------------------------
                                       John J. Mitcham
                                       Chairman and Co-Chief Executive Officer


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                                 INDEX TO EXHIBITS



Exhibit   Item                                     Method of Filing
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
99.1      Press Release dated August 27, 1999....  Filed herewith electronically